U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A




                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT FEBRUARY 19, 2002
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)

             0-25988                                      59-2958616
------------------------------------           ---------------------------------
     (Commission File Number)                           (IRS Employer
                                                       Identification No.)


9715 Gate Parkway North
Jacksonville, Florida                                       32246
-------------------------------                ---------------------------------
    (Address principal                                    (Zip Code)
     executive offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (904) 997-8484

ITEM 5.       OTHER EVENTS.

              On February 19, 2002, CNB Florida Bancshares, Inc. (the "Company") announced the resignation of Bennett Brown as President and Chief Operating Officer of CNB National Bank and as Executive Vice President of the Company. A copy of the Company's press release dated February 19, 2002 is attached hereto and incorporated herein by reference in its entirety.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)   The following Exhibits are filed with the Current Report on
                    Form 8-K.

                  Exhibit No.                     Description

                    99.1             Press Release dated as of February 19, 2002


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CNB FLORIDA BANCSHARES, INC.
                                             --------------------------------
                                             (Registrant)

Date:  March 5, 2002                         By: /s/  G. Thomas Frankland
                                                 ---------------------------
                                             (Signature)

                                             G. Thomas Frankland
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

                                  EXHIBIT INDEX


                  Exhibit No.                      Description

                    99.1             Press Release dated as of February 19, 2002